CANISCO RESOURCES, INC.
300 Delaware Avenue, Suite 714
Wilmington, Delaware  19801


PRELIMIARY NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 11, 1998


To the Shareholders of Canisco Resources, Inc.

	The Annual Meeting of the Shareholders of Canisco Resources, Inc. (the "Company") will be held at the Brandywine Suites Hotel, 707 North King Street, Wilmington, Delaware on Tuesday, August 11, 1998, at 10:00 AM, prevailing time, for the following purposes:

	(1)	To elect six Directors for the ensuing year as proposed in the attached Proxy Statement;

	(2)	To consider and act upon a proposal to ratify the appointment of KPMG
Peat Marwick LLP, as the independent auditors of the Company for the fiscal year commencing April 1, 1998;

	(3)	To consider and act upon a proposal to create a Stock
Option/Incentive Plan as proposed in the attached Proxy Statement.

	(4)	To consider and act upon a proposal to amend the Certificate of
Incorporation to increase the number of authorized shares from ten (10) million to twenty (20) million and to create a class of authorized capital stock of 5,000,000 Preferred Shares, $1.00 par value, as proposed in the attached Proxy Statement.

	(5)	To transact such other business as may properly come before the meeting or any adjournment thereof.

	The Board of Directors has fixed the close of business on June 30, 1998, as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting.  Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the meeting.
Management of the Company extends a cordial invitation to all shareholders to be present at the meeting.

The Annual Report for 1998 is enclosed herewith.

By Order of the Board of Directors


Ralph A. Trallo
President and Chief Executive Officer

Wilmington, Delaware
July 7, 1998

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE PAID, PRE-ADDRESSED ENVELOPE ENCLOSED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

CANISCO RESOURCES, INC.
300 Delaware Avenue, Suite 714
Wilmington, Delaware  19801

PRELIMINARY PROXY STATEMENT
for
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on August 11, 1998

GENERAL INFORMATION

	This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Canisco Resources, Inc., (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held on Tuesday, August 11, 1998, at the Brandywine Suites Hotel, 707 North King Street, Wilmington, Delaware, at 10 AM, prevailing time, and at any adjournment thereof. This
Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about July 15, 1998.

	A proxy is enclosed for use at the Annual Meeting.  When the enclosed proxy is signed, dated and returned, the shares represented thereby will be voted in accordance with the instructions specified thereon.  Any shareholder executing a proxy may revoke that proxy by written notice delivered to the Company's
Secretary at any time before it is voted.

	The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, proxies may, if necessary, be solicited by Directors, Officers, or regular employees of the Company personally or by telephone or telegram. It is contemplated that brokerage houses, nominees, and other custodians and fiduciaries will be requested to send proxy material to their principals, and the Company will reimburse them for their charges and expenses in so doing.

	The Company's Annual Report for the fiscal year ended March 31, 1998, accompanies this Proxy Statement, the meeting notice and the proxy.


VOTING SHARES

	The Board of Directors has fixed the close of business on June 30, 1998, as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment thereof.
Shareholders of record as of that date will receive the notice of Annual
Meeting of Shareholders, the Proxy Statement, the proxy and the Annual Report of the Company.  As of June 30, 1998, there were 2,526,565 shares of common stock, par value $.0025 per share, outstanding and entitled to notice of and to vote at the Annual Meeting.  The Company has no other class of stock outstanding.  Each share of common stock is entitled to one vote on each matter properly submitted to the shareholders for action at the Annual
Meeting.  There are no cumulative voting rights.

A broker holding shares of record for customers is not entitled to vote on certain matters unless it receives voting instructions from its customers under applicable Nasdaq rules. As used herein, "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified the Company on a proxy form in accordance with industry practice or has otherwise advised the Company that it lacks voting authority. Uninstructed shares with respect to any matter are considered to be present for quorum purposes. As used herein, "broker non-votes" means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if they had received their customers' instructions.

VOTE REQUIRED

Election of Directors: Directors are elected by a plurality and the six nominees who receive the most votes will be elected. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

Approval of Auditors: To be approved, this matter must receive the affirmative vote of the majority of the shares present in person or by proxy at the meeting and entitled to vote. Uninstructed shares are entitled to vote on this matter. Therefore, abstentions and broker non-votes have the effect of negative votes.

Approval of the 1998 Stock Option/Incentive Plan: To be adopted, the Plan must receive the affirmative vote of the majority of the shares present in person or by proxy at the meeting and entitled to vote. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes do not affect the outcome. Abstentions have the effect of negative votes.

Approval of the 1998 Amendment of the Certificate of Incorporation: To be adopted, the Amendment must receive the affirmative vote of the majority of the shares entitled to vote. Uninstructed shares are not entitled to vote on this matter, and therefore do not affect the outcome. Abstentions have the effect of negative votes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	The following table sets forth certain information as of June 30, 1998 (unless otherwise noted), with respect to persons with beneficial ownership of more than five percent (5%) of the Company's outstanding common stock:

Name and Address		     Shares Beneficially Owned(1)	     Percentage of Class

ROI Capital
Management, Inc.	              212,200(2)	                 			8.39%
One Bush Street,
Suite 1150
San Francisco, CA  94104

Joe C. Quick	               			182,683(3)	                 			8.25%
83 Almond Avenue
Hershey, PA  17022

Ted Mansfield		              		156,000(4)                 				6.17%
3251 E. Kingsfield Road
Pensacola, FL  32514

Ralph A. Trallo	            			132,187(5)	                 			5.23%
2363 Sanibel Blvd.
St. James City, FL  33956


(1)	The shares reported may be deemed to be beneficially owned under rules and regulations of the U.S. Securities and Exchange Commission, but the inclusion of these shares in this table does not constitute an admission of beneficial ownership.

(2)	ROI Capital Management, Inc. and affiliates ROI Partners, L.P., ROI & Lane,
L.P., Mark T. Boyer and Mitchell Soboleski, report shared voting and investment power over 212,200 shares.  The information shown has been derived from ROI Capital Management, Inc.'s form 13G filed with the SEC on or about June 16, 1998.

(3)	The shares shown include 84,490 shares over which Mr. Quick exerts sole voting and investment power and 25,167 shares subject to stock options in favor of Mr. Quick. Mr. Quick shares voting and investment power over the remaining shares which are held by his spouse or certain relatives
(excluding adult children).

(4)	150,000 of these shares were part of the purchase consideration paid by the Company for the acquisition of Mansfield Industrial Coatings, Inc. which occurred on April 22, 1998.

(5)	The shares shown include 104,905 shares over which Mr. Trallo exerts sole voting and investment power and 27,282 shares subject to stock options in favor of Mr. Trallo.

	The following table gives certain information as of June 30, 1998, with respect to the beneficial ownership, direct or indirect, of the Company's common stock by each present Director and Nominee for Director and executive officer and by all Directors and executive officers as a group, as reported by each person.


 Name        Sole Voting        Shared
             and Investment     Voting and                       Percentage
             Power              Investment           Aggregate       of
                                Power        Other   Total         Class

Joe C.
Quick         84,490            73,026       25,167   182,683      7.23%

Ralph A.
Trallo       104,905                -0-      27,282   132,187      5.23%

Dale L.
Ferguson      19,000            30,000       11,022    60,022      2.38%

Michael J.
Olson(4)      35,913                -0-      10,000    45,913      1.81%

Wm. Lawrence
Petcovic      10,886                -0-      25,005     35,891     1.42%

Donald E.
Lyons         11,350                -0-      13,396     24,746     0.98%

Thomas P.
McShane       18,300                -0-       2,406     20,706     0.82%

All
Directors
and Officers
as a Group
( 7 Persons) 223,819            103,026     114,278    441,123    19.87%

(1)	Included are shares held by the Director (or Officer) and his spouse or certain relatives (excluding adult children).

(2)	Shares subject to options in favor of the respective individual.

(3)	The shares reported may be deemed to be beneficially owned under rules and regulations of the U.S. Securities and Exchange Commission, but the inclusion of these shares in this table does not constitute an admission of beneficial ownership.

(4)	Executive officers who are neither directors or nominees.

ELECTION OF DIRECTORS
(Item No. I)

Unless otherwise instructed, the persons named in the accompanying form of proxy intend to vote the shares represented by the proxies for the election of the six nominees listed below to the Board of Directors. All nominees are presently Directors of the Company and were elected by the shareholders at the last Annual Meeting. Directors elected at the Annual Meeting will hold office until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified. In the event that any one or more of the nominees should become unavailable for election at the time of the Annual Meeting, for any reason, an event that the Board of Directors does not anticipate, the persons named in the accompanying form of proxy will vote for the remaining nominees and for such substitute nominee or nominees, if any, as may be designated by the Board of Directors.

The nominees this year are:

Dale L. Ferguson, Age 64. Employed by the Company since 1974 through fiscal year 1996 (retired 1996). Director of the Company since 1974.

Donald E. Lyons (1), Age 68. Former President and CEO of the Power Systems Group of Combustion Engineering (retired 1987). Director of Salient 3 Communications, Inc. Director of the Company since 1993.

Thomas P. McShane (1)(2), Age 45. 1987 to present, President of McShane Group, Inc., (a financial and management consulting firm) Timonium, MD. Director of the Company since 1991.

Wm. Lawrence Petcovic (1), Age 53. Director of Employment & Training of The Ryland Group, Inc., Columbia, MD from 1989 to January 1993 and Director of Continuous Improvement until December 1993. Business consultant for L.P. Associates, Columbia, MD, 1994 to September, 1996. Currently Vice President, Training of Chevy Chase Bank.
Director of the Company since 1981.

Joe C. Quick (2), Age 63. Employed by the Company from 1974 through December 31, 1996 (retired 1996). Chairman of the Board of Directors from 1974 through fiscal year 1996. President from February 1990 to December 1994 and Chief Executive Officer from February 1990 to October 1995. Currently an agent for New York Life Insurance Company.
Director of the Company since 1974.

Ralph A. Trallo, Age 53.  President and CEO of Cannon Sline of
Philadelphia, PA; from 1987 to May 31, 1998.  Named Senior Vice
President of the Company in April 1994. Named President and Chief Operating Officer of Company in December 1994 and Chief
Executive Officer in October 1995. Mr. Trallo has an employment contract with Company. Director of the Company since 1993.

(1)Member of the Compensation Committee
(2)Member of the Audit Committee

On September 1, 1995, Oliver B. Cannon & Son, Inc., a wholly owned subsidiary of the Company (Nuclear Support Services, Inc., predecessor in interest to Canisco Resources, Inc.), filed a voluntary petition under chapter 11 of the Bankruptcy Code. On September 5, 1995, the Company and its other subsidiaries also filed for protection under chapter 11. Those subsidiaries were Sline Industrial Painters, Inc., NSS Numanco, Inc., NSS of Delaware, Inc., IceSolv, Inc. and Henze Services, Inc. All cases were filed in the United States Bankruptcy Court for the Middle District of Pennsylvania in Harrisburg. A number of first day orders were presented to the Court, including an order allowing joint administration under the style and case of the parent, Canisco Resources, Inc. at case number 1-95-01767.

On January 31, 1996, the Company filed its Joint Plan of Reorganization. The Amended Joint Plan of Reorganization was filed and confirmed by the Court on April 24, 1996. On June 28, 1996, the Company met all the requirements of the Amended Plan by executing the necessary banking documents for securing exit financing. The Effective Date for the Company's exit from bankruptcy was July 1, 1996. On March 24, 1998, the Court administratively closed the bankruptcy proceedings pending the resolution of two contested matters.


COMMITTEES AND MEETINGS

	The Board of Directors meets on a regularly scheduled basis and, during the fiscal year ended March 31, 1998, met on five occasions.  During fiscal year
1998, each Director was present for all of the meetings of the Board of
Directors.  Outside Directors of the Company were paid an annual retainer of
$7,500.  All non-employee Directors except the Chairman of the Board, were paid $800 for each meeting attended; the Chairman was paid $1,200 for each meeting.  Employee Directors receive no compensation for meetings.

	The Audit and Compensation committees were active in fiscal year 1998.  Each committee member was present for all the meetings of the Board Committees on which such Director served.  Outside Board members appointed to serve on the
Compensation and Audit Committees were paid an annual retainer of $1,500.  In addition, outside Board members serving on Committees, except the Committee
Chairman, were paid $750 for each Committee meeting; the Chairman was paid
$1,000.

	The Audit Committee was created by the Board of Directors in October 1986. The function of the Audit Committee is to recommend an accounting firm to conduct an annual audit engagement to include audit scope and results of such audit. The Audit Committee reviews the adequacy of internal controls, Company policies and procedures, and reports its findings to the Board of Directors.
The Audit Committee met two times during fiscal year 1998.

	The Compensation Committee was created by the Board of Directors in February 1989. The function of the Compensation Committee is to administer the Company's 1990 Stock Option Plan, the Director's Stock Option Program and the proposed 1998 Stock Option/Incentive Plan. In July 1993, the Salary and Incentive Committee, whose functions included determination and administration of plans for salary and incentives for Company management and employees, including directors' fees, was consolidated with the Compensation Committee. The Compensation Committee met three times during fiscal year 1998.

	The Board of Directors does not have a nominating committee or any other committee performing similar functions.

EXECUTIVE OFFICERS

The following table identifies the Company's present executive officers, sets forth their ages, principal occupation or employment of each during the past five years, positions and offices held with the Company and the terms served as such.

Name                Age            Principal Occupation or Employment

Ralph A. Trallo      53             See Election of Directors.
Michael J. Olson     44             Vice President, Secretary/Treasurer
                                    and Chief Financial Officer
                                    of Cannon Sline, Inc. since 1986.
                                    Named Acting Chief Financial
                                    Officer of Nuclear Support
                                    Services, Inc. in January, 1995.
                                    Named Chief Financial Officer,
                                    Vice President and Secretary/
                                    Treasurer of the Company
                                    in April, 1995.

EXECUTIVE COMPENSATION

	The following table sets forth information concerning all cash compensation paid or accrued by the Company and its subsidiaries in respect to the three fiscal years for 1996, 1997 and 1998 to or for the chief executive officer and each of the executive officers of the Company whose cash compensation exceeded $100,000:

SUMMARY COMPENSATION TABLE

                                                           Long-Term
                           Fiscal Year Compensation       Compensation
Name and                                                     Awards
Principal                                       Other      Securities
Position        Year      Salary    Bonus   Compensation   Underlying
                            ($)    ($)(2)       ($)(3)     Option/SARs (#)

Ralph A.
Trallo          1998      185,000  115,000    47,590(4)           -0-
President,
CEO and
Director:       1997      185,000   77,700     7,210          50,000(5)
also
President
and CEO of      1996(1)    75,000   82,154     5,200          10,000(5)
Cannon
Sline

Michael J.
Olson           1998      105,000   85,000    37,820(4)           -0-
Vice-
President,
Secretary/      1997      105,000   44,100     5,469          30,000(5)
Treasurer,
and CFO         1996(1)    45,000   49,292     2,675          10,000(5)

SAR (Stock Appreciation Rights)

(1)	Fiscal year 1996 was a six month period from October 1, 1995 through March 31, 1996.
(2)	Mr. Trallo and Mr. Olson did not participate in the Senior Executive Group
Compensation Program for 1995 or 1996 but were covered under separate incentive arrangements with Cannon Sline.  Under those arrangements,
Mr. Trallo and Mr. Olson were awarded cash bonuses for 1995 and 1996.
(3)	Included in Other Compensation are Board of Director fees, automobile allowances, and excess life insurance benefits provided by the Company.
(4)	Mr. Trallo and Mr. Olson were awarded discretionary bonuses in FY1998.
Their bonuses were in the form of Company stock issued at fair market value.
(5)	A Stock Appreciation Program for Key Executives was established in fiscal year 1995. Mr. Trallo and Mr. Olson were awarded SAR's under this Program in 1995 and 1996.

STOCK OPTIONS

	At the 1990 Annual Meeting, the shareholders approved the Nuclear Support Services, Inc. 1990 Stock Option Plan (the "1990 Plan"), which is designed to promote continuity of management and increased incentive to those key employees and consultants responsible for the Company's long-range financial success.
The 1990 Plan terminated on December 31, 1994, although outstanding options at that time were not canceled by such termination.

	The 1990 Plan is administered by the Compensation Committee formed by the Board of Directors, which extended rights to selected employees or consultants to purchase shares of stock in the Company at stated option prices. The aggregate number of shares available for grant under the 1990 Plan was 416,897. As of June 30, 1998, options for 174,251.15 shares were outstanding to approximately 24 employees and/or consultants, including
Company directors.  No options were exercised during the fiscal year.

	Options may be incentive stock options, which qualify for certain tax benefits (relating primarily to the deferral of gain recognition until the underlying stock is sold and the treatment of same as a capital gain as opposed to ordinary income), or non-qualified options, which do not qualify as incentive stock options. Incentive stock options must be granted at not less than the fair market value of the stock on the date granted, and non-qualified stock options must be granted at not less than one-half of the fair market value of the stock on the date granted. The Company may take a deduction for gain realized by its employees upon the exercise of a non-qualified option. Generally this is not so in the case of an incentive stock option. Options generally are nontransferable, conditioned upon continued employment with the Company and expire within five years of grant or upon stated occurrences. Other option terms may vary depending upon provisions of the specific option agreement. On January 26, 1990, the Company filed an initial S-8 Registration Statement for Company stock subject to the 1990 Plan and on September 8, 1993, filed an amendment to its registration statement for additional shares subject to the Plan. The closing market price of the Company's common stock as of June ___, 1998 was $______ per share.

DIRECTORS STOCK OPTION PROGRAM

	The Directors' Stock Option Program (as Amended), was approved by shareholder vote at the Annual Meeting in February 1992. The Program provides a mechanism for compensating Directors for their services by means other than cash payment, promotes Director stock ownership and increases the incentive for those responsible for the long-range success of the Company. Pursuant to the Program, each Director may elect to take non-qualified stock options for Company stock issued under the 1990 Stock Option Plan in lieu of all or a portion of the normal cash retainer and/or fee for Board or Committee meetings attended. Directors who select options pursuant to the Program make a standing election to do so (or to rescind such election) at least six (6) months in advance of the meeting for which the election (or rescission) is to be effective. For the purpose of this election, options are valued at 17% of the market price of the stock on grant date (i.e., date set for payment of retainer or meeting fees as the case may be) and applied against the fees to be earned.

	The Company's 1990 Stock Option Program expired in December 1994, thus fees and retainers for Board and Committee participation are being paid to Directors in cash.  As of June 30, 1998, Messrs. Petcovic, McShane, Lyons and Trallo had
acquired options for 25,005; 2,406; 13,396; and 27,282, respectively, pursuant to the Program with exercise prices ranging from $3.38 to $5.50.

SENIOR EXECUTIVE GROUP COMPENSATION PROGRAM

	There were no stock options and stock appreciation rights (SAR) granted to or exercised by the Company's executive officers in respect to its last fiscal year.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FY END OPTION/SAR VALUES

                                     Number of               Value of
                                     securities              unexercised
                                     underlying              in-the money
                                     unexercised             options/
                                     options/SARs            SARs at
            Shares                   at FY end (#)           FY end (#)
          acquired on      Value     exercisable/            exercisable/
Name      exercise (#)   realized($) unexercisable(1)        unexercisable

Ralph A.
Trallo        -0-             -0-          97,282(2)           $1,200/-0-

Michael
J. Olson      -0-             -0-          60,000(3)           $1,200/-0-

(1)	Options include those granted under the Company's Senior Executive
Compensation Program, the Company's Stock Option Program, the Directors Stock Option Program, and the Company's Stock Appreciation Plan.

(2)	Mr. Trallo's options include 27,282 shares under the Company's Stock
Option Program and the Director's Stock Option Program and 70,000 shares under the Company's Stock Appreciation Plan.

(3)	Mr. Olson's options include 10,000 shares under the Company's Stock
Option Program and 50,000 shares under the Company's Stock Appreciation
Plan.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee reviews and makes recommendations to the Board of Directors on matters of Executive Officer compensation. The current members of the committee are William Lawrence Petcovic (Chairman), Thomas P. McShane and Donald E. Lyons, all of whom are non-employee "outside" directors as noted in this proxy statement. The committee establishes the Company's policies and performance requirements for Executive Officer compensation and the total compensation paid for each fiscal year. The committees report for fiscal year 1998 is set forth below.

     The Committee formulated the 1998 Executive Compensation program to support the business growth strategy and to maintain performance in company operations. The Committee limited the Executive Compensation Program to Ralph Trallo and Mike Olson. Subsidiary officer compensation was delegated to the executive group. Under the 1998 Senior Executive Program, the total compensation for executives is managed utilizing four (4) components - base pay, short term incentives, long term incentives and special equity grants.

      (1) Base salaries for FY 1998 did not change for Mr. Trallo and Mr. Olson. These salaries were reviewed and considered within the median position guidelines for the companies with whom we compare as outlined in the Conference Board Research Report (1204-97RR) on Top Executive Compensation. The base pay for the executives in FY 1998 was maintained at $185,000 for Mr. Trallo and $105,000 for Mr. Olson. This base salary was established in FY 1997 and is applicable through FY 1999 or until designated revenue goals are achieved.

     (2) Short Term Incentive pay available to be earned for FY 1998 was linked directly to earnings per share, net earnings, banking relationships and bank covenants. Successful accomplishment of the performance objectives resulted in Mr. Trallo receiving short term incentives of $115,000 and Mr. Olson receiving $85,000.

     (3) Long Term Incentives were provided as a method of extending ownership throughout the company. The Cannon Sline Incentive Agreement for the executive team assumed in the acquisition of Cannon Sline was converted into Canisco common stock effective FY 1999. The committee valued the conversion of long term incentives at 48,820 shares for Mr. Trallo and 12,205 shares for Mr. Olson.

     (4) Special Equity Grants were provided in FY 1998. These grants took the form of shares of Canisco stock at market value for cash bonuses earned in 1995 and 1996.

The committee anticipates a total redesign of the Executive Compensation Program for FY 1999 as acquisitions are aligned with business strategy and financial goals. The committee will continue the use of the four components of a total compensation program and will incorporate the Stock Option/ Incentive program as approved by the shareholders.

	The Compensation Committee
	William Lawrence Petcovic
	Thomas P. McShane
	Donald E. Lyons

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

	Other than Board and Committee fees, there was no other compensation paid.


CERTAIN TRANSACTIONS

	Dale Ferguson and Joe C. Quick received $50,000.00 and $65,000, respectively, in fiscal year 1998 pursuant to the Company's Founders Retirement Plan.

COMPLIANCE WITH SECTION 16(a)

	For 1998 fiscal year, no late Form 4 filings were submitted.

PERFORMANCE GRAPH

	The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on its common stock with (i) the cumulative total return of a broad market index (the NASDAQ MARKET INDEX) and (ii) the cumulative total return of the Standard Industrial
Classification Index, Code 1799 - Specialty Contractors. Cumulative return for the Company and both indices were calculated assuming dividend reinvestment. For fiscal year 1998, the Standard Industrial Classification
Index, Code 1799 - Specialty Contractors was comprised of the following nine (9) publicly traded companies: Canisco Resources, Inc.; Cerbco Inc.
CL A; Chicago Bride & Iron NV; Heist C.H. Corporation; IDM Environmental
Corp. Insituform East, Inc.; Leak-X Environmental CP; National Environ
Service Co.; and U.S. Bridge Construction.

COMPARISON OF CUMULATIVE TOTAL RETURN
OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

                                        Fiscal Year Ending
                    1993       1994       1995      1996       1997       1998

Canisco
Resources, Inc.     100       84.78      32.61     43.48      45.65      44.57
Industry Index      100      102.91      56.14     66.36      36.66      40.33
Broad Market        100      115.57     122.61    164.91     184.50     278.82


RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT AUDITORS
(Item No. 2)

	The Board of Directors selects each year the accounting firm to perform the financial audit and related work for the Company for that year.  KPMG Peat
Marwick LLP has been selected by the Board of Directors as the independent auditors for the Company's current fiscal year commencing April 1, 1998.
Selection of this firm will be submitted for ratification at the Annual
Meeting.  In the event the shareholders do not ratify the appointment of KPMG
Peat Marwick LLP, the selection of other independent accountants will be considered by the Board of Directors.

	A representative of KPMG Peat Marwick LLP, expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.


	APPROVAL OF THE 1998 STOCK OPTION/INCENTIVE PLAN
	(Item No. 3)

The Board of Directors and the Compensation Committee of the Company propose to adopt the Canisco Resources, Inc. 1998 Stock Option/Incentive Plan (the "Plan"). The following is a summary of certain features of the Plan. Reference is made to the full text of the Plan attached as Appendix A for additional information.

The Plan is intended as an additional incentive to directors and employees of the Company to serve the Company and to devote themselves to the future success of the Company by providing them with an opportunity to acquire or increase their proprietary interest in the Company through the receipt of rights to acquire Common Stock.

Options granted under the Plan to employees, including directors who are employees, may be designated as "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or may be designated as options not intended to be ISOs ("non-qualified stock options").

The key provisions of the Plan are as follows:

Number of Shares. The aggregate maximum number of shares for which options or awards may be granted under the Plan is 750,000 shares of Common Stock increased each March 31 by an additional number, equal to 2% of the number of shares outstanding on that date, commencing March 31, 1999. Such shares are subject to adjustment if the outstanding shares of Common Stock are changed by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of shares and the like or dividends payable in shares. No optionee may receive options for more than 200,000 shares in any calendar year.

Administration. The Plan will be administered by the Board of Directors or by a committee of two or more directors who are Non-Employee Directors (as such term is defined in the Plan). The Board of Directors or any committee administering the Plan is referred to herein as the "Committee." The Committee has the authority to (i) determine the optionees to whom, the times at which, and the price at which options shall be granted, (ii) the number of shares subject to the option and whether the option is an ISO or a non-qualified stock option, (iii) approve the form and terms and conditions of the option grants. The Committee has similar authority to approve awards of shares under the Plan. The Committee also has certain powers to amend or interpret the Plan and options and awards thereunder.

Eligibility. All Company employees and members of the Board of Directors as well as employees of Affiliates (as defined in the Plan) are eligible to receive options and/or awards under the Plan.

Term of Plan.  No ISO may be granted under the Plan after March 31, 2008.

Term of Option. All options terminate on the earliest of: (a) the expiration of the term specified in the option document, which, in the case of an ISO, may not exceed ten years from the date of grant or five years after the date of grant if the optionee on the date of grant owns, directly or by attribution, shares possessing more than 10% of the total combined voting power of all classes of stock of the Company; (b) except as otherwise provided in the optionee's option document, a finding by the Committee, after full consideration of the facts presented on behalf of the Company and the optionee, that the optionee has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or services, or has disclosed trade secrets or confidential information of the Company; (c) the date, if any, set by the Board of Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Company; (d) the occurrence of such other event or events as may be set forth in the option document as causing an accelerated expiration of the option; or (e) except as otherwise set forth in the option document and subject to the foregoing, three months after the optionee's employment or service with the Company or its Affiliates terminates for any reason other than disability or death or one year after such termination due to optionee's disability or death.

Option Price. The option price for non-qualified stock options may be less than, equal to or greater than the fair market value of the shares subject to the option on the date that the option is granted, and for ISOs will be at least 100% of the fair market value of the shares subject to the option on the date that the option is granted. If an ISO is granted to an employee who then owns, directly or by attribution under the Code, shares possessing more than 10% of the total combined voting power of all classes of shares of the Company, the option price will be at least 110% of the fair market value of the shares on the date that the option is granted.

Stock Appreciation Rights (SARs). The Committee may grant to an optionee rights to surrender an option to the Company, in whole or in part, and to receive in exchange thereof payment by the Company of an amount equal to the excess of the fair market value of the shares of Common Stock subject to such option, or portion thereof, so surrendered over the exercise price to acquire such shares. The Committee has the sole discretion to determine whether payment is to be made in shares of Common Stock, in cash, or in a combination of Common Stock and cash. Each SAR will relate to a specific option granted under the Plan and will be granted to the optionee concurrently with the grant of the option.

Payment. An option holder may pay for shares covered by an option in cash or by certified or cashier's check payable to the order of the Company or by such other mode of payment as the Committee may approve, including the optionee's note and payment through a broker in accordance with rules and regulations of the Federal Reserve Board. If any payment is required by a grantee of an award, such payment may be made in cash or by certified check payable to the order of the Company or by such other mode of payment that the Committee may approve.

Awards. Shares may be awarded under the Plan with or without payment of consideration in such amount as the Committee may determine. Shares may be awarded subject to various conditions and forfeiture provisions e.g., that the shares may be reacquired by the Company in return for the consideration (if any) paid by the recipient of the award upon the recipient's termination of employment with the Company, with such reacquisition rights of the Company lapsing in installments over time.

Option and Award Documents. All options and awards will be evidenced by a written option document containing provisions consistent with the Plan and such other provisions as the Committee deems appropriate.


Transfers. Except as otherwise provided below, no option granted under the Plan may be transferred, except by will or by the laws of descent and distribution, and, during the lifetime optionee, may be exercised only by the optionee. Notwithstanding the foregoing, an option, other than an ISO, shall be transferable pursuant to a "domestic relations order" as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and also shall be transferable, without payment of consideration, to (a) immediate family members of the holder (i.e., spouse or former spouse, parents, issue, including adopted and "step" issue, or siblings), (b) trusts for the benefit of immediate family members, (c) partnerships whose only partners are such family members, and (d) to any transferee permitted by a rule adopted by the Committee or approved by the Committee in an individual case. Any transferee will be subject to all of the conditions set forth in the option prior to its transfer.

Provisions Relating to a "Change of Control." Notwithstanding any other provision of the Plan, in the event of a Change of Control (as defined in the Plan), the Committee may accelerate the expiration and/or exercisability of individual options.

Amendments to the Plan or Option or Award Documents. Subject to certain limitations in the Plan, the Board of Directors may amend the Plan or an option or award from time to time in such manner as it may deem advisable, provided that no option or award document may be amended in a manner adverse to the interest of the holder without the consent of the holder.

Tax Aspects of the Plan. The following discussion is intended to summarize briefly the general principles of federal income tax law applicable to options granted under the Plan. A recipient of an ISO will not recognize taxable income upon either the grant or exercise of the ISO. The option holder will recognize long-term capital gain or loss on a disposition of the shares acquired upon exercise of an ISO, provided the option holder does not dispose of those shares within two years from the date the ISO was granted or within one year after the shares were transferred to such option holder. Currently, for regular federal income tax purposes, long-term capital gain is taxed at a maximum rate of 20%, while ordinary income is generally subject to a maximum effective rate of 39.6%. If the option holder satisfies both of the foregoing holding periods, then the Company will not be allowed a deduction by reason of the grant or exercise of an ISO.

As a general rule, if the option holder disposes of the shares before satisfying both holding period requirements (a "disqualifying disposition"), the gain recognized by the option holder on the disqualifying disposition will be taxed as ordinary income to the extent of the difference between (a) the lesser of the fair market value of the shares on the date of exercise or the amount received for the shares in the disqualifying disposition, and (b) the adjusted basis of the shares, and the Company will be entitled to a deduction in that amount. The gain (if any) in excess of the amount recognized as ordinary income on a disqualifying disposition will be long-term or short-term capital gain, depending on the length of time the option holder held the shares prior to the disposition.

The amount by which the fair market value of a share at the time of exercise exceeds the option price will be included in the computation of such option holder's "alternative minimum taxable income" in the year the option holder exercises the ISO. Currently, for a taxpayer subject to the alternative minimum tax, the alternative minimum tax rate varies between 26% and 28% depending upon the amount of alternative minimum taxable income. If an option holder pays alternative minimum tax with respect to the exercise of an ISO, then the amount of such tax paid will be allowed as a credit against regular tax liability in subsequent years. The option holder's basis in the shares for purposes of the alternative minimum tax will be adjusted when income is included in alternative minimum taxable income.

A recipient of a non-qualified stock option will not recognize taxable income at the time of grant, and the Company will not be allowed a deduction by reason of the grant. Such an option holder will recognize ordinary income in the taxable year in which the option holder exercises the non-qualified stock option, in an amount equal to the excess of the fair market value of the shares received upon exercise at the time of exercise of such options over the exercise price of the option, and the Company will be allowed a deduction in that amount. Upon disposition of the shares subject to the option, an option holder will recognize long-term or short-term capital gain or loss, depending upon the length of time the shares were held prior to disposition, equal to the difference between the amount realized on disposition and the option holder's basis in a share subject to the option (which basis ordinarily is the fair market value of the shares subject to the option on the date the option was exercised).

In the case of SARs, the Company is of the opinion that the holder will not realize any compensation income at the time of grant. However, the fair market value of stock or cash delivered pursuant to the exercise of such SARs will be treated as compensation income taxable to the employee at the time of exercise, and the Company will be entitled to a deduction under the Code at the time and equal to the amount of compensation income that is realized by the holder.

Section 162(m) of the Code generally limits the deductibility of compensation paid to certain employees ("Covered Employees") of any publicly held company to the extent such compensation exceeds $1 million per year (the "Million
Dollar Cap").   Income recognized as a result of the exercise of a stock
option by a Covered Employee would normally be taken into account for this purpose. However, if an option is granted pursuant to a plan which meets certain requirements, relating both to the terms of the plan and to its administration by "outside directors," any income attributable to the exercise of the option will be treated as "performance-based compensation" to which the Million Dollar Cap does not apply. The Plan has been established in a manner that is intended to satisfy these requirements.

Other Plans

The Company's prior stock option plan, known as the Nuclear Support Services, Inc. 1990 Stock Option Plan terminated on December 31, 1994. As of June 30, 1998, there were 174,251 options outstanding with exercise prices ranging from $3.38-$5.50.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE PROPOSAL TO APPROVE THE PLAN.


AMENDMENT TO CERTIFICATION OF INCORPORATION
REGARDING AUTHORIZED CAPITAL STOCK
(Item 4)

     Article Third of the Company's Certificate of Incorporation provides that its authorized capital stock is 10,000,000 shares of Common Stock, $.0025 par value per share. The Board of Directors recommends this Article be amended to provide for an authorized capital stock of 5,000,000 shares of Preferred Stock, $1.00 par value per share, and 20,000,000 shares of Common Stock, $.0025 par value per share.

     The terms of the Preferred Stock will not be fixed by the Certificate of Incorporation. Rather, the Board of Directors of the Company will be authorized to issue shares of Preferred Stock, in one or more classes or series, with full, limited, multiple, fractional or no voting rights, and with such designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights or other special or relative rights as shall be fixed from time to time by the Board of Directors. The text of Article Third, as it is proposed to be amended, is set forth as Exhibit B hereto.

     The Company currently has 2,526,565 shares of Common Stock outstanding. In addition 174,251 shares are reserved for issuance upon the exercise of currently outstanding options held by employees and directors and ______ shares are reserved for the exercise of warrants held under current commitments.


     The Company intends to follow an aggressive acquisition program. It believes it is the largest contractor in the United States specializing in the painting of industrial facilities and related activities for such facilities including surface preparation, coating, specialty cleaning, decontamination, asbestos abatement and related janitorial and maintenance services. The industry is highly fragmented and many of the participants provide a limited range of services and limit their activities to a relatively few adjacent states. The Company believes it has significant growth opportunities and can achieve significant economies of scale if it can acquire smaller contractors in its field to better serve its major customers, many of whom would prefer a single contractor that can serve facilities throughout the country.

     The Company anticipates that the increased availability of its capital stock will assist in its acquisition program. Either Common or Preferred Stock, or the rights to acquire such stock (for example, through the conversion of convertible debt or the exercise of warrants), may supply all or part of the consideration for acquisitions. Additionally, options to acquire stock or awards of stock may provide a significant incentive for key personnel of acquired businesses and other prospective new hires to induce them to join the Company and to motivate their performance as Company employees.

     The Company's general growth plans will also require it to raise additional capital from time to time in order to acquire companies and to provide working capital and equipment for acquired businesses as well as the Company's current activities. It believes that the availability of Preferred Stock and additional Common Stock will be useful in generating such financing.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE PROPOSAL TO AMEND ARTICLE THIRD TO INCREASE THE NUMBER OF AUTHORIZED CAPITAL STOCK TO TWENTY (20) MILLION SHARES AND TO PROVIDE FOR FIVE (5) MILLION SHARES OF PREFERRED STOCK AT $1.00 PAR VALUE.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

	If a shareholder intends to present a proposal at the next Company's Annual
Meeting of Shareholders, the proposal must be submitted in writing and received by the Secretary of the Company at its executive offices located at  300
Delaware Avenue, Suite 714, Wilmington, Delaware no later than March 15, 1999, in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

OTHER MATTERS

	The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the notice of the Annual Meeting and knows of no matters to be brought before the meeting by others. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy, or their substitutes, to vote said proxy in accordance with their best judgment on such matters to the extent allowed by SEC Rule 14a-4(c) which limits the purpose for which discretionary authority may be granted.

	COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION WILL BE AVAILABLE AT THE ANNUAL MEETING. ANY SHAREHOLDER, UPON WRITTEN REQUEST TO THE SECRETARY, MAY OBTAIN A COPY OF THE COMPANY'S FORM 10-K WITHOUT CHARGE.

By Order of the Board of Directors

Ralph A. Trallo
President and Chief Executive Officer
Wilmington, Delaware
July 7, 1998


This Proxy is Solicited on Behalf of the Board of Directors of
CANISCO RESOURCES, INC.
300 Delaware Avenue, Suite 714
Wilmington, Delaware  19801

The undersigned hereby appoints Joe C. Quick, Dale L. Ferguson, or Ralph A. Trallo as proxy (and if the undersigned is a proxy, as substitute proxy), each with the power to appoint his substitute, and hereby authorizes any one of them to vote as designated on the reverse side all the shares of common stock of Canisco Resources, Inc., held of record by the undersigned on June 30, 1998, at the Annual Meeting of Shareholders to be held on Tuesday, August 11, 1998, at 10:00 AM at the Brandywine Suites Hotel, 707 North King Street, Wilmington, Delaware, and at any adjournment thereof.

	(continued on reverse side)
============================================================================
ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.


1.
   FOR all nominees listed   WITHHOLD AUTHORITY     Dale L. Ferguson
   to the right (except as   to vote for nominees   Donald E. Lyons
   marked to the contrary)   listed to the right    Thomas P. McShane
                                                    Wm. Lawrence Petcovic
                                                    Joe C. Quick
                                                    Ralph A. Trallo

                               INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.


2.
 FOR      AGAINST       ABSTAIN   With respect to the ratification of
                                  the selection by the Board of Directors
                                  of KPMG Peat Marwick as Certified
                                  Public Accountants, as independent auditors of the Company for the fiscal year commencing April 1, 1998.


3.
 FOR      AGAINST       ABSTAIN   With respect to the ratification of the
                                  proposal to adopt the Stock Option/Incentive
                                  Plan as proposed in the attached Proxy
                                  Statement.


4.
 FOR      AGAINST       ABSTAIN   With respect to the ratification of the
                                  proposal to amend the Certificate of
                                  Incorporation to increase the number
                                  of authorized shares from ten (10)
                                  million to twenty (20) million and to
                                  create a class of authorized capital stock of 5,000,000 Preferred Shares, $1.00 par value, as proposed in the attached
                                  Proxy Statement.

5.
 FOR      AGAINST       ABSTAIN   OTHER BUSINESS:  In their discretion,
                                  the proxies are authorized to vote upon
                                  such other business as may properly come before the meeting.

	The undersigned hereby acknowledges receipt of the
Proxy Statement dated July 7, 1998 and hereby revokes any proxy or proxies heretofore given to vote shares at said meeting or any adjournments thereof.
	_______________________________________________________
	_______________________________________________________
	Sign here exactly as name(s) appear on left
Dated:___________________

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED, ADDRESSED ENVELOPE

Exhibiit A


Exhibit B

STOCK OPTION/INCENTIVE PLAN

CANISCO RESOURCES, INC.

1998 STOCK OPTION/INCENTIVE PLAN

As Adopted by the Board of Directors __________, 1998


1.	Purpose.  Canisco Resources, Inc., a Delaware corporation ("Company"), hereby adopts this 1998 Stock Option/Incentive Plan (the "Plan"). The Plan is intended to recognize the contributions made to Company by employees (including employees who are members of the Board of Directors) of Company or any Affiliate, to provide such persons with additional incentive to devote themselves to the future success of Company or an Affiliate and to improve the ability of Company or an Affiliate to attract, retain and motivate individuals upon whom Company's sustained growth and financial success depend. Through the Plan, Company will provide such persons with an opportunity to acquire or increase their proprietary interest in Company, and to align their interest with the interests of stockholders, through receipt of rights to acquire Company's Common Stock, par value $.0025 per Share (the "Common Stock") and through the transfer or issuance of Common Stock or other Awards. In addition, the Plan is intended as an additional incentive to directors of Company who are not employees of Company or an Affiliate to serve on the Board of Directors and to devote themselves to the future success of Company by providing them with an opportunity to acquire or increase their proprietary interest in Company through the receipt of rights to acquire Common Stock. Furthermore, the Plan may be used to encourage consultants and advisors of Company to further the success of Company.

2.	Definitions.  Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

"Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to Company within the meaning of
Section 424(e) or (f) of the Code, of any successor provision.

"Award" shall mean a transfer of Common Stock made pursuant to the terms of the Plan or the grant to a person of performance units, "phantom" units, SARs or other rights containing such terms, benefits or restrictions as the Committee shall specify in the Award Agreement.

"Award Agreement" shall mean the agreement between Company and a Grantee with respect to an Award made pursuant to the Plan.

"Board" means the Board of Directors of Company.

"Change of Control" shall have the meaning as set forth in Section 9 of the Plan.

"Code" means the Internal Revenue Code of 1986, as amended, or any successor statute, and the rules and regulations issued pursuant to that statute or any successor statute.

"Committee" shall have the meaning set forth in Section 3 of the Plan.

"Common Stock" shall have the meaning set forth in Section 1 of the Plan.

"Company" means Canisco Resources, Inc., a Delaware corporation.

"Disability" means the inability of an Optionee or Award holder to perform the essential duties of his or her position with Company as determined in good faith by the Board.

"Employee" means an employee of Company or an Affiliate.

"Fair Market Value" shall have the meaning set forth in Subsection 8(b) of the Plan.

"Grantee" shall mean a person to whom an Award has been granted pursuant to the Plan.

"ISO" means an Option granted under the Plan which qualifies and is intended to qualify as an "incentive stock option" within the meaning of
Section 422(b) of the Code.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations issued pursuant to that statute or any successor statute.

"Non-Employee Director" shall mean a member of the Board who is a "non-employee director" as that term is deined in paragraph (b)(3) of Rule 16b-3 and an "outside director" as that term is defined in Treasury Regulations
Section 1.162-27 promulgated under the Code.

"Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an ISO.

"Option" means either an ISO or a Non-qualified Stock Option granted under the Plan.

"Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

"Option Document" means the document described in Section 8 of the Plan, which sets forth the terms and conditions of each grant of Options.

"Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(b) of the Plan.

"Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

"SAR" shall have the meaning set forth in Section 11 of the Plan.

"Section 16 Officers" means any personn who is an "officer" within the meaning of Rule 16a-1(f) promulgated under the Exchange Act or any successor rule, and who is subject to the reporting requirements under Section 16 of the Exchange Act with respect to the Company's Common Stock.

"Securities Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations issued pursuant to that statute or any successor statute.

"Shares" means the shares of Common Stock of Company which are the subject of Options or granted as Awards under the Plan.

3.	Administration of the Plan. The Board may administer the Plan and/or it may, in its discretion, designate a committee or committees composed of two or more of directors to operate and administer the Plan with respect to all or a designated portion of the participants. To the extent that the Committee is empowered to grant options to Section 16 Officers or persons whose compensation might have limits on deductibility under Code Section 162(m), each member of a Committee designated by the Board shall be a Non-Employee Directors. Any such committee designated by the Board, and the Board itself in its administrative capacity with respect to the Plan, is referred to as the "Committee."

(a)	Meetings. The Committee shall hold meetings at such times and places as it may determine and shall keep minutes of its meetings. The Committee may take action only upon the agreement of a majority of the whole Committee. Any action which the Committee shall take through a written instrument signed by all of its members shall be as effective as though it had been taken at a meeting duly called and held.

(b)	Exculpation. No member of the Committee shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options or Awards under the Plan, provided that this provision shall not apply to any breach of the member=s duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or a known violation of law, for any violation of Section 174 of the Delaware General Corporation Law or for any transaction from which the member derived an improper personal benefit.

 		(c)	Indemnification. Service on the Committee shall constitute service as a member of the Board. Each member of the Committee shall be entitled, without further act on the member's part, to indemnity from Company and to limitation of liability, to the fullest extent provided by applicable law and by Company's Certificate of Incorporation and/or Bylaws, in
connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options or
Award thereunder in which the member may be involved by reason of the member being or having been a member of the Committee, whether or not the member continues to be a member of the Committee at the time of the action, suit or proceeding.

(d)	Interpretation. The Committee shall have the power and authority to
(i) interpret the Plan, (ii) adopt, amend and revoke rules and regulations for its administration that are not inconsistent with the express terms of the Plan, and (iii) waive requirements relating to formalities or other matters that do not either modify the substance of the rights intended to be granted by Options and Awards or constitute a material amendment for any purpose under the Code. Any such actions by the Committee shall be final, binding and conclusive on all parties in interest.

(e)	Amendment of Options and Awards. Subject to the provisions of the
Plan, the Committee shall have the right to amend any Option Document or Award Agreement issued to an Optionee or Award holder, subject to the Optionee's or Award holder's consent, if such amendment is not favorable to the Optionee or Award holder or if such amendment has the effect of changing an ISO to a Non-Qualified Stock Option; provided, however, that the consent of the Optionee or Award holder shall not be required for any amendment made pursuant to Subsection 8(e)(i)(C) or Section 9 of the Plan, as applicable.

4.	Grants of Options under the Plan. Grants of Options under the Plan may be in the form of a Non-qualified Stock Option, an ISO or a combination thereof, at the discretion of the Committee.

5.	Eligibility. All Employees, members of the Board and consultants and advisors to Company shall be eligible to receive Options and Awards hereunder. Consultants and advisors shall be eligible only if they render bona fide services to Company unrelated to the offer or sale of securities. The Committee, in its sole discretion, shall determine whether an individual qualifies as an Employee.

6.	Shares Subject to Plan. The aggregate maximum number of Shares for which
Awards or Options may be granted pursuant to the Plan is 750,000, increased on March 31 of each year from and including March 31, 1999, by a number of shares equal to two percent (2%) of the number of shares of Common Stock outstanding on each such date; provided, however, that any such increase shall be made only to the extent that Company has sufficient authorized and unreserved
Common Stock for such purpose. Such increase shall be made each March 31, regardless of the number of shares remaining available for issuance under the Plan on such date. The number of shares which may be issued under the Plan shall be further subject to adjustment in accordance with Section 10.
The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of Company.
If an Option terminates or expires without having been fully exercised for any reason or if Shares subject to an Award have been conveyed back to Company pursuant to the terms of an Award Agreement, the Shares for which the Option was not exercised or the Shares that were conveyed back to Company shall again be available for issuance pursuant to the terms of one or more Options, or one or more Awards, granted pursuant to the Plan.

7.	Term of the Plan. The Plan is effective as of _____ , 1998, the date on which it was adopted by the Board, subject to the approval of the Plan within one year after such date by the stockholders in the manner required by state law. If the Plan is not so approved by the stockholders, all Options granted under the Plan shall be null and void. No ISO may be granted under the Plan after _____, 2008.

8.	Option Documents and Terms. Each Option granted under the Plan shall be a
Non-qualified Stock Option unless the Option shall be specifically designated at the time of grant to be an ISO. If any Option designated an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Non-qualified Stock Option for all purposes under the provisions of the Plan. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall approve from time to time, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall require from time to time which are not inconsistent with the terms of the Plan.

(a)	Number of Option Shares. Each Option Document shall state the number of Shares to which it pertains. An Optionee may receive more than one Option, which may include Options which are intended to be ISOs and Options which are not intended to be ISOs, but only on the terms and subject to the conditions and restrictions of the Plan. Notwithstanding anything herein to the contrary, no Optionee shall be granted Options during one fiscal year of Company for more than Two Hundred Thousand (200,000) Shares (such number to be subject to adjustment in accordance with Section 10).

(b)	Option Price. Each Option Document shall state the Option Price, which, for a Non-qualified Stock Option, need not be the Fair Market Value of the Shares on the date the Option is granted and, for an ISO, shall be at least 100% of the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this Subsection 8(b); provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of Company or an Affiliate, then, to the extent required by Section 424(d) of the Code, the Option Price shall be at least 110% of the Fair Market Value of the Shares on the date the Option is granted. If the Common Stock is traded in a public market, then the Fair Market Value per share shall be: (i) if the Common Stock is listed on a national securities exchange or included in the NASDAQ System, the last reported sale price thereof on the relevant date, (ii) if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on NASDAQ, or (iii) if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines.

(c)	Exercise. No Option shall be deemed to have been exercised prior to the receipt by Company of written notice of such exercise and, unless arrangements satisfactory to Company have been made for payment through a broker in accordance with procedures permitted by rules or regulations of the Federal Reserve Board, receipt of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and, unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act, shall contain the Optionee's acknowledgment, in form and substance satisfactory to Company, that (i) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to Company, may be made without violating the registration provisions of the Securities Act), (ii) the Optionee has been advised and understands that
(A) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer, and (B) Company is under no obligation to register the Shares under the Securities Act or to take any action which would make available to the Optionee any exemption from such registration, (iii) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and
(iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if Company determines that the issuance of Shares should be delayed pending registration under federal or state securities laws, the receipt of an opinion of counsel satisfactory to Company that an appropriate exemption from such registration is available, the listing or inclusion of the Shares on any securities exchange or an automated quotation system or the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

(d)	Medium of Payment. Subject to the terms of the applicable Option
Document, an Optionee shall pay for Shares (i) in cash, (ii) by certified or cashier's check payable to the order of Company, or (iii) by such other mode of payment as the Committee may approve, including the Optionee=s note in form approved by the Committee and payment through a broker in accordance with procedures permitted by rules or regulations of the Federal Reserve Board. The Optionee may also exercise the Option in any manner contemplated by Section 11. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of Company's Common Stock held by the Optionee. If payment is made in whole or in part in shares of Company's Common Stock, then the Optionee shall deliver to Company certificates registered in the name of such Optionee representing the shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for shares of Company's Common Stock delivered to Company represent a number of shares in excess of the number of shares required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate or certificates issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of shares. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate.

(e)	Termination of Options.

(i)	No Option shall be exercisable after the first to occur of the following:

(A)	Expiration of the Option term specified in the Option
Document, which, in the case of an ISO, shall not occur after
(1) ten years from the date of grant, or (2) five years from the date of grant if the Optionee on the date of grant owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of Company or of an Affiliate;

(B)	Except to the extent otherwise provided in an Optionee's
Option Document, a finding by the Committee, after full consideration of the facts presented on behalf of both Company and the Optionee, that the Optionee has been engaged in disloyalty to Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of employment or service, or has disclosed trade secrets or confidential information of Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which Company has not yet delivered the share certificates upon refund by Company of the Option Price. Notwithstanding anything herein to the contrary, Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture;

(C)	The date, if any, set by the Committee as an accelerated
expiration date in the event of the liquidation or dissolution of Company;

(D)	The occurrence of such other event or events as may be
set forth in this Plan or the Option Document as causing an accelerated expiration of the Option; or

(E)	Except as otherwise set forth in the Option Document and
subject to the foregoing provisions of this Subsection 8(e), three months after the Optionee's employment or service with Company or its Affiliates terminates for any reason other than Disability or death or one year after such termination due to Optionee's Disability or death. With respect to this Subsections 8(e)(i)(E), the only Options that may be exercised during the three-month or one-year period, as the case may be, are Options which were exercisable on the last date of such employment or service and not Options which, if the Optionee were still employed or rendering service during such three-month or one-year period, would become exercisable, unless the Option Document specifically provides to the contrary or the Committee otherwise approves. The terms of an executive severance agreement or other agreement between Company and an Optionee, approved by the Committee or the Board, whether entered into prior or subsequent to the grant of an Option, which provide for Option exercise dates later than those set forth in Subsection 8(e)(i) shall be deemed to be Option terms approved by the Committee and consented to by the Optionee.

(ii)	Notwithstanding the foregoing, the Committee may extend the
period during which all or any portion of an Option may be exercised, provided that any change pursuant to this Subsection 8(e)(ii) which would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Optionee.

(iii) Notwithstanding anything to the contrary contained in the Plan or an Option Document, an ISO shall be treated as a Non-qualified Stock Option to the extent such ISO is exercised at any time after the expiration of the time period permitted under the Code for the exercise of an ISO.

(f)	Transfers. Except as otherwise provided in this Subsection 8(f), no
Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution, and, during the lifetime of the person to whom an Option is granted, such Option may be exercised only by the Optionee. Notwithstanding the foregoing, an Option, other than an ISO, shall be transferrable pursuant to a "domestic relations order" as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and also shall be transferrable, without payment of consideration, to (a) immediate family members of the holder (i.e., spouse or former spouse, parents, issue, including adopted and "step" issue, or siblings), (b) trusts for the benefit of immediate family members, (c) partnerships whose only partners are such family members, and (d) to any transferee permitted by a rule adopted by the Committee or approved by the Committee in an individual case. Any transferee will be subject to all of the conditions set forth in the Option prior to its transfer.

(g)	Limitation on ISO Grants. To the extent that the aggregate fair market value of the shares of Common Stock (determined at the time the ISO is granted) with respect to which ISOs under all incentive stock option plans of Company or its Affiliates are exercisable for the first time by the Optionee during any calendar year exceeds $100,000, such ISOs shall, to the extent of such excess, be treated as Non-qualified Stock Options.

(h)	Other Provisions. Subject to the provisions of the Plan, the Option
Documents shall contain such other provisions, including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee deems advisable.

		(i)	Specific Grants for Non-Employee Directors.  A Non-Employee Director
may elect to receive stock options in lieu of board fees at a rate of 50%
of the market value of Canisco Common Stock on the date of the meeting.
The election to take options in lieu of cash director's fees shall be made for each meeting immediately prior to the same.  Failure to make such an affirmative election will result in cash payment.

9.	Change of Control. In the event of a Change of Control, the Committee may take whatever actions it deems necessary or desirable with respect to any of the Options outstanding or Award Shares not yet fully vested or paid for, all of which need not be treated identically, including, without limitation, accelerating (a) the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionees, or (b) the exercisability of the Option.

A "Change of Control" shall be deemed to have occurred upon the earliest to occur of any of the following events, each of which shall be determined independently of the others:

(i)	any Person (as defined below) becomes a "beneficial owner," as such term is used in Rule 13d-3 promulgated under the Exchange Act, of twenty-five percent (25%) or more (as determined by the Committee) of Company's stock entitled to vote in the election of directors. For purposes of this Plan, the term "Person" is used as such term is used in Sections 13(d) and 14(d) of the Exchange Act; provided, however that, unless the Committee determines to the contrary, the term shall not include Company, any trustee or other fiduciary holding securities under an employee benefit plan of Company, or any corporation owned, directly or indirectly, by the stockholders of Company in substantially the same proportions as their ownership of stock of Company, or a Continuing Director (as defined below), whether the Continuing Director acts individually or in concert with others.

(ii)	individuals who are Continuing Directors cease to constitute a majority of the members of the Board ("Continuing Directors" for this purpose being the members of the Board on the date of adoption of this Plan, provided that any person becoming a member of the Board subsequent to such date whose election or nomination for election was supported by two-thirds of the directors who then comprised the Continuing Directors shall be considered to be an Continuing Director);

(iii)	stockholders of Company adopt a plan of complete or substantial liquidation or an agreement providing for the distribution of all or substantially all of its assets;

(iv)	Company is party to a merger, consolidation, other form of business combination or a sale of all or substantially all of its assets, unless the business of Company is continued following any such transaction by a resulting entity (which may be, but need not be, Company) and the stockholders of Company immediately prior to such transaction (the "Prior Stockholders") hold, directly or indirectly, at least two-thirds of the voting power of the resulting entity (there being excluded from the voting power held by the Prior Stockholders, but not from the total voting power of the resulting entity, any voting power received by Affiliates of a party to the transaction (other than Company) in their capacities as stockholders of Company);

(v)	there is a Change of Control of Company of a nature that would be required to be reported in response to item 1(a) of Current Report on Form 8-K or item 6(e) of Schedule 14A of Regulation 14A or any similar item, schedule or form under the Exchange Act, as in effect at the time of the change, whether or not Company is then subject to such reporting requirement;

(vi)	the Company is a subject of a "Rule 13e-3 transaction" as that term is defined in Exchange Act Rule 13e-3; or

(vii)	there has occurred a "change of control," as such term (or any term of like import) is defined in any of the following documents which is in effect with respect to Company at the time in question: any note, evidence of indebtedness or agreement to lend funds to Company, any option, incentive or employee benefit plan of Company or any employment, severance, termination or similar agreement with any person who is then an employee of Company.

10.	Adjustments on Changes in Capitalization.

(a)	In the event that the outstanding Shares are changed by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock dividend in excess of five percent, stock split-up, combination or exchange of shares and the like (not including the issuance of Common Stock on the conversion of other securities of Company which are convertible into Common Stock), an equitable adjustment may be made by the Committee as it deems appropriate in the aggregate number of shares available under the Plan and in the number of Shares and price per Share subject to outstanding Options. Unless the Committee makes other provisions for the equitable settlement of outstanding Options, if Company shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of Company shall be sold or exchanged, an Optionee shall at the time of issuance of the stock under such corporate event be entitled to receive, upon the exercise of this Option in accordance with its terms, the same number and kind of shares of stock or the same amount of property, cash or securities as the Optionee would have been entitled to receive upon the occurrence of any such corporate event as if the Optionee had been, immediately prior to such event, the holder of the number of shares covered by his or her Option.

(b)	Any adjustment under this Section 10 in the number of Shares subject to Options shall apply proportionately to only the unexercised portion of any Option granted hereunder. If a fraction of a Share would result from any such adjustment, the fraction shall be eliminated, unless the Committee otherwise determines.

(c)	The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

11.	Stock Appreciation Rights (SARs).

(a)	In General. Subject to the terms and conditions of the Plan, the
Committee may, in its sole and absolute discretion, grant to an Optionee the right (which right shall be referred to as an "SAR") to surrender an Option to Company, in whole or in part, and to receive in exchange therefor payment by Company of an amount equal to the excess of the Fair Market Value of the Shares subject to such Option, or portion thereof, so surrendered (determined in the manner described in section 8(b) as of the date the SARs are exercised) over the exercise price to acquire such Shares. Except as may otherwise be provided in an Option Document, such payment may be made, as determined by the Committee in accordance with Subsection 11(c) below and set forth in the Option Agreement, either in Shares or in cash or in any combination thereof.

(b)	Grant. Each SAR shall relate to a specific Option granted under the
Plan and shall be granted to the Optionee concurrently with the grant of such Option by inclusion of appropriate provisions in the Option Agreement pertaining thereto. The number of SARs granted to an Optionee shall not exceed the number of Shares which such Optionee is entitled to purchase pursuant to the related Option. The number of SARs held by an Optionee shall be reduced by (i) the number of SARs exercised under the provisions of the Option Agreement pertaining to the related Option, and (ii) the number of Shares purchased pursuant to the exercise of the related Option.

(c)	Payment. The Committee shall have sole discretion to determine whether payment in respect of SARs exercised by any Optionee shall be made in shares of Common Stock, in cash, or in a combination thereof. If payment is made in Common Stock, the number of shares which shall be issued pursuant to the exercise of SARs shall be determined by dividing (i) the total number of SARs being exercised, multiplied by the amount by which the Fair Market Value (as determined under Section 8(b)) of a share of Common Stock on the exercise date exceeds the exercise price for shares covered by the related Option, by (ii) the Fair Market Value of a share of Common Stock on the exercise date of the SARs. No fractional share of Common Stock shall be issued on exercise of an SAR; cash may be paid by Company to the person exercising an SAR in lieu of any such fractional share, if the Committee so determines. If payment on exercise of an SAR is to be made in cash, the person exercising the SAR shall receive, in respect of each SAR to which such exercise relates, an amount of money equal to the difference between the Fair Market Value of a share of Common Stock on the exercise date and the then-applicable exercise price for Shares covered by the related Option.

(d)	Limitations. SARs shall be exercisable at such times and under such terms and conditions as the Committee, in its sole and absolute discretion, shall determine; provided, however, that an SAR may be exercised only at such times and by such individuals as the related Option may be exercised under the Plan and the Option Agreement.

12.	Terms and Conditions of Awards. Awards granted pursuant to the Plan shall be evidenced by written Award Agreements in such form as the Committee shall approve from time to time, which Award Agreements shall comply with and be subject to the following terms and conditions and such other terms and conditions which the Committee shall require from time to time which are not inconsistent with the terms of the Plan.

(a)	Number of Shares. Each Award Agreement shall state the number of
Shares or other units or rights to which it pertains.

(b)	Purchase Price. Each Award Agreement shall specify the purchase price, if any, which applies to the Award. If the Board specifies a purchase price, the Grantee shall be required to make payment on or before the payment date specified in the Award Agreement. A Grantee shall make payment (i) in cash, (ii) by certified check payable to the order of Company, or (iii) by such other mode of payment as the Committee may approve.

(c)	Grant. In the case of an Award which provides for a grant of Shares without any payment by the Grantee, the grant shall take place on the date specified in the Award Agreement. In the case of an Award which provides for a payment, the grant shall take place on the date the initial payment is delivered to Company, unless the Committee or the Award Agreement otherwise specifies. Notwithstanding the foregoing, as a precondition to a grant, Company may require an acknowledgment by the Grantee as required with respect to Options under Subsection 8(c).

(d)	Conditions. The Committee may specify in an Award Agreement any conditions under which the Grantee of that Award shall be required to convey to Company the Shares covered by the Award. Upon the occurrence of any such specified condition, the Grantee shall forthwith surrender and deliver to Company the certificates evidencing such Shares as well as completely executed instruments of conveyance. The Committee, in its discretion, may provide that certificates for Shares transferred pursuant to an Award be held in escrow by Company or its designee until such time as every condition has lapsed and that the Grantee be required, as a condition of the Award, to deliver to such escrow agent or Company officer stock transfer powers covering the Award Shares duly endorsed by the Grantee. Unless otherwise provided in the Award Agreement or determined by the Committee, dividends and other distributions made on Shares held in escrow shall be deposited in escrow, to be distributed to the party becoming entitled to the Shares on which the distribution was made. Stock certificates evidencing Shares subject to conditions shall bear a legend to the effect that the Shares evidenced thereby are subject to repurchase by, or conveyance to, Company in accordance with the terms applicable to such Shares under an Award made pursuant to the Plan, and that the Shares may not be sold or otherwise transferred.

(e)	Lapse of Conditions. Upon termination or lapse of all forfeiture conditions, Company shall cause certificates without the legend referring to Company's repurchase or acquisition right (but with any other legends that may be appropriate) evidencing the Shares covered by the Award to be issued to the Grantee upon the Grantee's surrender to Company of the legended certificates held by the Grantee.

(f)	Rights as Stockholder. Upon payment of the purchase price, if any, for Shares covered by an Award and compliance with the acknowledgment requirement of subsection 12(c), the Grantee shall have all of the rights of a stockholder with respect to the Shares covered thereby, including the right to vote the Shares and (subject to the provisions of Subsection 12(d)) receive all dividends and other distributions paid or made with respect thereto, except to the extent otherwise provided by the Committee or in the Award Agreement.

13.	Amendment of the Plan. The Board may amend the Plan from time to time in such manner as it may deem advisable. Nevertheless, the Board may not change the class of persons eligible to receive an ISO or increase the maximum number of Shares as to which Options may be granted under the Plan, or to any individual under the Plan in any year, without obtaining approval, within twelve months before or after such action, by the stockholders in the manner required by state law. No amendment to the Plan shall adversely affect any outstanding Option or Award, however, without the consent of the Optionee or Grantee, as the case may be.

14.	No Commitment to Retain. The grant of an Option or Award pursuant to the
Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of Company or any Affiliate to retain the Optionee or Grantee as an employee, director, consultant or advisor of Company or any Affiliate, or in any other capacity.

15.	Withholding of Taxes. In connection with any event relating to an Option or
Award, Company shall have the right to (a) require the recipient to remit or otherwise make available to Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificates for such Shares, or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities, including, without limitation, withholding any Shares, funds or other property otherwise due to the Optionee or
Grantee. The Company's obligations under the Plan shall be conditioned on the Optionee's or Grantee's compliance, to Company's satisfaction, with any withholding requirement.